UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02297

Stratton Multi-Cap Fund, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Address of principal executive offices) (Zip code)

Patricia L. Sloan, Secretary/Treasurer

Stratton Multi-Cap Fund, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: September 30, 2010

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

Third Quarter Report September 30, 2010

STRATTON
MUTUAL FUNDS
Stability • Strategy • Success

DEAR FELLOW SHAREHOLDER:

The tone that currently dominates the markets is one of uncertainty regarding global growth, and as a result, macro themes have dominated performance among asset classes. Whether the focus is on European sovereign credit issues, the inflation/deflation debate, or mixed messages from an increasingly gridlocked Washington, investors have been subjected to a volatile back-and-forth environment. Put another way, on most days, market action can be described as either "risk on" or "risk off." "Risk on" days typically see investors piling into assets such as stocks, commodities and high-yield debt. "Risk off" days are characterized by a flight to "safer" assets like U.S. treasuries, high-grade corporate debt, the U.S. dollar and the Yen. One result is that there have been significant net outflows from U.S. equity mutual funds. This is common behavior following an economic crisis, and it is usually quite emotional in nature, as fear of risk becomes the norm.

Another product of the market's current bipolar nature is that, within the equity universe, stocks have become much more correlated than in the past, trading in nearly lockstep fashion at times. Of course this presents a challenging environment for equity investors who base their investment decisions on valuation and fundamental analysis of individual companies. As uncertainty continues to give way to better visibility, the current herd mentality will dissipate and stocks should resume trading on their fundamentals. In the meantime, this environment provides a good opportunity for investors to establish positions in companies that are not getting full credit for their financial strength and earnings generation power.

At this time, we would like to thank James W. Stratton for his many years of service to the Funds, as both a Director and an Officer. We wish him well in his retirement and we are pleased to have him and his family as clients of Stratton Management Company. We are honored to carry on the Stratton investment philosophy and to serve our Fund shareholders as they pursue their investment goals well into the future.

Sincerely yours,

John A. Affleck, CFA
Chairman

October 19, 2010

Distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406-1212
Date of first use, November 2010. This report is to be preceded or accompanied by a Prospectus.
All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY
Stratton Multi-Cap Fund — Jim Beers

Q.	How did the Fund perform during the third quarter of 2010?

A.

Stratton Multi-Cap Fund produced a total return of +11.61% for the quarter ended September 30, 2010. This compares favorably to the S&P 500 Index return of +11.29% for the same period and the Russell 3000® Value Index return of +10.10%. The performance of the Fund was driven largely by the Fund’s holdings within the Basic Materials sector and by the Fund’s limited exposure to the Banking sector and Financial sectors, which have continued to lag due to major uncertainties in the banking industry.

Q.	It appears that there were a number of new holdings added in the quarter, has there been a shift in strategy?

A.	It is true that we were active in the third quarter, but recall that we had eliminated or reduced a number of holdings following the BP Oil spill in the second quarter. We remain committed to the long-term Energy story and we have replaced some companies within the Energy group that were not negatively impacted. We also harvested gains in other sectors and have added new holdings that appear to be priced at more favorable valuations.

Q.	With so much volatility in the markets, aren’t most investors too afraid to invest in stocks?

A.	The current extreme level of risk-aversion has created an environment where investors prefer to overpay for a bond rather than underpay for a stock. Assuming continued economic stabilization and a prolonged near-zero interest rate policy, we expect the hunt for a reasonable rate of return will eventually lead investors from bonds to higher yielding assets. It is our belief that within the equity universe, investments in undervalued stocks with superior fundamental characteristics will be rewarded over time, despite the current macro-driven environment. Specifically we continue to favor stocks with exposure to growth in Emerging Markets, such as those in the Basic Materials area. Technology stocks also are attractive as a group, due to a favorable mix of earnings growth and cash-rich balance sheets.

Portfolio holdings are as of 9/30/10. They are subject to change at any time. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FUND HIGHLIGHTS September 30, 2010 (unaudited)
Stratton Multi-Cap Fund

	September 30, 2010	June 30, 2010

Total Net Assets	$64,532,021	$60,389,556

Net Asset Value Per Share	$32.77	$29.36

Shares Outstanding	1,969,200	2,056,656

Quarterly Portfolio Changes
New Holdings (% of Total Net Assets)	Eliminated Holdings

Apache Corp. (1.5%)	Family Dollar Stores, Inc.
ConocoPhillips (1.8%)
CVS Caremark Corp. (1.5%)
Darden Restaurants, Inc. (0.7%)
L-3 Communications Holdings, Inc. (1.1%)
Macy’s, Inc. (1.4%)
Microsoft Corp. (1.3%)
PPG Industries, Inc. (1.1%)
Total SA-ADR (2.0%)

Sector Categories (% of Total Net Assets)

Technology	18.9%	Retailing	6.5%	Chemicals	3.1%
Basic Materials	16.9%	Banking/Financial	5.4%	Utilities	2.8%
Energy	12.3%	Consumer Staples	4.8%	Business Services	2.2%
Insurance/Services	7.3%	Capital Goods	4.7%	Consumer Durable	1.7%
Health Care	6.5%	Transportation	3.6%

Ten Largest Holdings*

	Market Value	% of TNA

Oracle Corp.	$ 2,685,000	4.2%

Freeport-McMoRan Copper & Gold, Inc.	2,561,700	4.0

Kimberly-Clark Corp.	2,276,750	3.5

Hewlett-Packard Co.	2,103,500	3.3

International Business Machines Corp.	2,012,100	3.1

Harris Corp.	1,993,050	3.1

Tyco International, Ltd.	1,836,500	2.8

Energen Corp.	1,828,800	2.8

Abbott Laboratories	1,828,400	2.8

Corning, Inc.	1,828,000	2.8

	$20,953,800	32.4%

*Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY
Stratton Real Estate Fund — Jim Beers

Q.	How did the Fund perform during the third quarter of 2010?

A.	Stratton Real Estate Fund continued to advance in the quarter ended September 30, 2010. The Fund’s total return of +11.87% lagged the strong performance of the MSCI U.S. REIT Index return of +13.17% and the FTSE NAREIT Equity Index return of +12.83%. We believe that investor interest in yield generating asset classes has contributed to higher stock prices in the Real Estate sector.

Q.	With all of the negative news about home foreclosures and mortgage problems in the Real Estate sector how are REITs continuing to perform from a stock price standpoint?

A.	Recall that the Fund invests in the stocks of REITs and real estate related companies. Despite the troubles in the residential housing market, publically traded REITs have rebounded following the credit crisis of late 2008 and early 2009. These companies have better access to capital than many private real estate companies and were able to issue debt and equity to augment and strengthen their balance sheets and their cash levels. Many of these companies are in a good position now to pick and choose the very best opportunities in the Commercial Real Estate market.

The housing crisis has forced many people to remain in the rental market for apartments. Many would-be homeowners are putting off buying a home, waiting to see if existing home prices fall further. This means that apartment owners continue to experience strong occupancy levels in their properties.

Portfolio holdings are as of 9/30/10. They are subject to change at any time. Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FUND HIGHLIGHTS September 30, 2010 (unaudited)
Stratton Real Estate Fund

	September 30, 2010	June 30, 2010

Total Net Assets	$75,368,505	$69,155,032

Net Asset Value Per Share	$25.16	$22.49

Shares Outstanding	2,995,830	3,074,496

Quarterly Portfolio Changes
New Holdings (% of Total Net Assets)		Eliminated Holdings

None		None

Sector Categories (% of Total Net Assets)

Apartments	21.6%	Industrial	6.0%
Health Care	21.2%	Lodging	5.6%
Office	19.1%	Diversified	4.9%
Shopping Centers	7.3%	Net Lease	3.3%
Regional Malls	6.9%

Ten Largest Holdings*
	Market Value	% of TNA

UDR, Inc.	$ 2,640,000	3.5%

Mid-America Apartment Communities, Inc.	2,622,600	3.5

Liberty Property Trust	2,552,000	3.4

Nationwide Health Properties, Inc.	2,513,550	3.3

National Retail Properties, Inc.	2,511,000	3.3

Federal Realty Investment Trust	2,449,800	3.3

Universal Health Realty Income Trust	2,408,700	3.2

Healthcare Realty Trust, Inc.	2,339,000	3.1

Ventas, Inc.	2,320,650	3.1

Highwoods Properties, Inc.	2,272,900	3.0

	$24,630,200	32.7%

*Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

Special Note — REITs typically have some component of return of capital in their dividend distributions. The exact amount of the taxability of dividends is often difficult for these companies to determine until late January. Our auditors then must determine the Fund’s own taxability of its distributions before we can send Forms 1099-DIV to shareholders. This year, like most REIT funds, Stratton Real Estate Fund will file an extension with the Internal Revenue Service that will allow for a mailing date after the traditional January 31st deadline. Therefore, Forms 1099-DIV for Stratton Real Estate Fund will not be available until the end of February. Please plan your tax return filing with this in mind.

PORTFOLIO MANAGERS’ COMMENTARY
Stratton Small-Cap Value Fund — Jerry Van Horn

Q.	How did the Fund perform during the third quarter of 2010?

A.

For the third quarter of 2010, Stratton Small-Cap Value Fund posted a total return of +9.20% compared to the Russell 2000® Value Index return of +9.72% and the Russell 2000® Index return of +11.29%. Throughout the quarter the equity market continued to fluctuate between “risk-on” and “risk-off” trades based on shorter-term macroeconomic trends. Second quarter earnings momentum got third quarter performance off to a strong start, but by early August renewed macro concerns set in, prompting the broad small-cap market to relinquish all of its July gains. The macro news-flow continued to see-saw into September when some positive economic data points combined with more accommodative language from the Fed (including prospects for another round of quantitative easing) sent the market steadily higher throughout the balance of the quarter. In classic “risk-on” fashion, high-beta names led a +13.5% rally for the Russell 2000® Index off of its August low.

Q.	How has the merger and acquisition market affected the Fund during 2010?

A.	The Fund has been the beneficiary of increased merger and acquisition activity so far this year. Former Fund holding Psychiatric Solutions, Inc. is set to be acquired by Universal Health Services in the fourth quarter. Current Fund holding Casey’s General Stores, Inc. was the target of a hostile takeover battle with Canada-based convenience store operator Couche-Tarde. And Fund holding The Gymboree Corp. has engaged a number of private equity firms in order to solicit bids for the company. Given the lackluster outlook for organic growth, the large amounts of cash on corporate balance sheets, and low borrowing costs, we expect this year’s uptick in M&A activity to continue into 2011.

Portfolio holdings are as of 9/30/10. They are subject to change at any time. Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FUND HIGHLIGHTS September 30, 2010 (unaudited)
Stratton Small-Cap Value Fund

	September 30, 2010	June 30, 2010

Total Net Assets	$773,109,503	$702,350,348

Net Asset Value Per Share	$42.73	$39.13

Shares Outstanding	18,092,081	17,948,245

Quarterly Portfolio Changes
New Holdings (% of Total Net Assets)	Eliminated Holdings

Complete Production Services, Inc. (0.7%)	BancorpSouth, Inc.
Medicis Pharmaceutical Corp. Class A (1.2%)	Corinthian Colleges, Inc.

Sector Categories (% of Total Net Assets)

Technology	17.6%	Utilities	7.3%	Consumer Durable	1.8%
Banking/Financial	13.4%	Health Care	6.7%	Business Services	1.7%
Industrial	10.4%	Retailing	5.9%	Aerospace/Defense	1.7%
Energy	8.8%	Consumer Staples	4.7%	Insurance/Services	1.1%
REITs	8.4%	Basic Materials	3.3%

Ten Largest Holdings*

	Market Value	% of TNA

Crane Co.	$ 15,722,336	2.0%

Quest Software, Inc.	15,344,160	2.0

EL Paso Electric Co.	15,195,420	2.0

Chicago Bridge & Iron Co. N.V.	15,122,325	2.0

Southwest Gas Corp.	15,115,500	2.0

Parametric Technology Corp.	14,948,100	1.9

Solera Holdings, Inc.	14,793,600	1.9

Jos. A. Bank Clothiers, Inc.	14,674,884	1.9

PAREXEL International Corp.	14,571,900	1.9

Syniverse Holdings, Inc.	14,508,800	1.9

	$149,997,025	19.5%

*Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

SCHEDULE OF INVESTMENTS September 30, 2010 (unaudited)

Stratton Multi-Cap Fund

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 96.7%
Banking/Financial – 5.4%
Ameriprise Financial, Inc.	20,000	$946,600
Hudson City Bancorp, Inc.	100,000	1,226,000
JPMorgan Chase & Co.	35,000	1,332,450

		3,505,050

Basic Materials – 16.9%
Agrium, Inc.	20,000	1,499,800
Freeport-McMoRan Copper & Gold, Inc.	30,000	2,561,700
GrafTech International, Ltd.†	100,000	1,563,000
The Mosaic Co.	25,000	1,469,000
Owens-Illinois, Inc.†	60,000	1,683,600
Quaker Chemical Corp.	20,000	651,200
Schnitzer Steel Industries, Inc. Class A	30,000	1,448,400

		10,876,700

Business Services – 2.2%
Waste Management, Inc.	40,000	1,429,600

Capital Goods – 4.7%
General Electric Co.	75,000	1,218,750
Tyco International, Ltd.	50,000	1,836,500

		3,055,250

Chemicals – 3.1%
Air Products & Chemicals, Inc.	15,000	1,242,300
PPG Industries, Inc.	10,000	728,000

		1,970,300

Consumer Durable – 1.7%
Ford Motor Co.†	90,000	1,101,600

Consumer Staples – 4.8%
Avon Products, Inc.	25,000	802,750
Kimberly-Clark Corp.	35,000	2,276,750

		3,079,500

Energy – 12.3%
Anadarko Petroleum Corp.	20,000	1,141,000
Apache Corp.	10,000	977,600
ConocoPhillips	20,000	1,148,600
National Oilwell Varco, Inc.	30,000	1,334,100
Occidental Petroleum Corp.	20,000	1,566,000
Penn Virginia Corp.	30,000	481,200
Total SA-ADR	25,000	1,290,000

		7,938,500

	Number of Shares	Market Value (Note A)
Health Care – 6.5%
Abbott Laboratories	35,000	$1,828,400
Amedisys, Inc.†	40,000	952,000
Thermo Fisher Scientific, Inc.†	30,000	1,436,400

		4,216,800

Insurance/Services – 7.3%
Aflac, Inc.	30,000	1,551,300
MetLife, Inc.	40,000	1,538,000
Torchmark Corp.	30,000	1,594,200

		4,683,500

Retailing – 6.5%
CVS Caremark Corp.	30,000	944,100
Darden Restaurants, Inc.	10,000	427,800
Kohl’s Corp.†	15,000	790,200
Macy’s, Inc.	40,000	923,600
Target Corp.	20,000	1,068,800

		4,154,500

Technology – 18.9%
Corning, Inc.	100,000	1,828,000
Harris Corp.	45,000	1,993,050
Hewlett-Packard Co.	50,000	2,103,500
International Business Machines Corp.	15,000	2,012,100
L-3 Communications Holdings, Inc.	10,000	722,700
Microsoft Corp.	35,000	857,150
Oracle Corp.	100,000	2,685,000

		12,201,500

Transportation – 3.6%
CSX Corp.	20,000	1,106,400
Union Pacific Corp.	15,000	1,227,000

		2,333,400

Utilities – 2.8%
Energen Corp.	40,000	1,828,800

Total Common Stocks (Cost $62,506,033)		62,375,000

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS September 30, 2010 (unaudited) (continued)

Stratton Multi-Cap Fund

	Principal Amount	Market Value (Note A)
SHORT-TERM INVESTMENTS – 3.3%
PNC Bank Money Market Account 0.05%, due 10/01/10	$2,154,495	$2,154,495

Total Short-Term Investments (Cost $2,154,495)		2,154,495

Total Investments — 100.0% (Cost $64,660,528*)		64,529,495
Other Assets Less Liabilities — 0.0%		2,526

NET ASSETS — 100.0%		$64,532,021

ADR - American Depository Receipt

†	Non-income producing security

*	Aggregate cost is $64,660,528 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$5,874,138
Gross unrealized depreciation	(6,005,171)

Net unrealized depreciation	$(131,033)

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS September 30, 2010 (unaudited)
Stratton Real Estate Fund

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 95.9%
Apartments – 21.6%
American Campus Communities, Inc.	55,000	$1,674,200
Apartment Investment & Management Co. Class A	60,000	1,282,800
AvalonBay Communities, Inc.	20,000	2,078,600
Camden Property Trust	40,000	1,918,800
Equity Residential	40,000	1,902,800
Home Properties, Inc.	40,000	2,116,000
Mid-America Apartment
Communities, Inc.	45,000	2,622,600
UDR, Inc.	125,000	2,640,000

		16,235,800

Diversified – 4.9%
Digital Realty Trust, Inc.	30,000	1,851,000
Lexington Realty Trust	258,255	1,849,106

		3,700,106

Health Care – 21.2%
HCP, Inc.	60,000	2,158,800
Health Care REIT, Inc.	40,000	1,893,600
Healthcare Realty Trust, Inc.	100,000	2,339,000
Medical Properties Trust, Inc.	100,000	1,014,000
Nationwide Health Properties, Inc.	65,000	2,513,550
Omega Healthcare Investors, Inc.	60,000	1,347,000
Universal Health Realty Income Trust	70,000	2,408,700
Ventas, Inc.	45,000	2,320,650

		15,995,300

Industrial – 6.0%
AMB Property Corp.	50,000	1,323,500
DCT Industrial Trust, Inc.	200,000	958,000
EastGroup Properties, Inc.	60,000	2,242,800

		4,524,300

Lodging – 5.6%
Hospitality Properties Trust.	100,000	2,233,000
Starwood Hotels & Resorts Worldwide, Inc.	15,000	788,250
Sunstone Hotel Investors, Inc.†	131,414	1,191,925

		4,213,175

Net Lease – 3.3%
National Retail Properties, Inc.	100,000	2,511,000

Office – 19.1%
Alexandria Real Estate Equities, Inc.	30,000	2,100,000
Boston Properties, Inc.	20,000	1,662,400

	Number of Shares	Market Value (Note A)
Office – continued
Brandywine Realty Trust	145,000	$1,776,250
Highwoods Properties, Inc.	70,000	2,272,900
Liberty Property Trust	80,000	2,552,000
Mack-Cali Realty Corp.	65,000	2,126,150
SL Green Realty Corp.	30,000	1,899,900

		14,389,600

Regional Malls – 6.9%
Glimcher Realty Trust	185,000	1,137,750
The Macerich Co.	50,000	2,147,500
Simon Property Group, Inc.	20,857	1,934,278

		5,219,528

Shopping Centers – 7.3%
Developers Diversified Realty Corp.	66,264	743,482
Equity One, Inc.	50,000	844,000
Federal Realty Investment Trust.	30,000	2,449,800
Urstadt Biddle Properties, Inc. Class A	80,000	1,446,400

		5,483,682

Total Common Stocks (Cost $67,276,818)		72,272,491

	Principal Amount
SHORT-TERM INVESTMENTS – 3.8%
PNC Bank Money Market Account 0.05%, due 10/01/10	$2,906,855	2,906,855

Total Short-Term Investments (Cost $2,906,855)		2,906,855

Total Investments — 99.7% (Cost $70,183,673*)		75,179,346
Other Assets Less Liabilities — 0.3%		189,159

NET ASSETS — 100.0%		$75,368,505

†Non-income producing security *Aggregate cost is $70,183,673 and net unrealized appreciation is as follows:
Gross unrealized appreciation		$16,818,696
Gross unrealized depreciation		(11,823,023)

Net unrealized appreciation		$4,995,673

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS September 30, 2010 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 92.8%
Aerospace/Defense – 1.7%
Moog, Inc. Class A†	361,925	$12,851,957

Banking/Financial – 13.4%
Affiliated Managers Group, Inc.†	168,250	13,125,182
Astoria Financial Corp.	322,000	4,388,860
Community Bank System, Inc.	330,000	7,593,300
First Midwest Bancorp, Inc.	564,200	6,505,226
First Niagara Financial Group, Inc.	577,000	6,722,050
Glacier Bancorp, Inc.	380,000	5,548,000
IBERIABANK Corp.	122,000	6,097,560
Interactive Brokers Group, Inc. Class A†	459,000	7,899,390
MB Financial, Inc.	382,200	6,199,284
National Penn Bancshares, Inc.	101,000	631,250
Signature Bank†	235,000	9,127,400
Sterling Bancshares, Inc.	1,100,000	5,907,000
SVB Financial Group†	189,000	7,998,480
United Bankshares, Inc.	351,000	8,736,390
Webster Financial Corp.	418,600	7,350,616

		103,829,988

Basic Materials – 3.3%
Compass Minerals International, Inc.	165,000	12,642,300
Silgan Holdings, Inc.	418,000	13,250,600

		25,892,900

Business Services – 1.7%
Arbitron, Inc.	470,500	13,159,885

Consumer Durable – 1.8%
Jarden Corp.	450,000	14,008,500

Consumer Staples – 4.7%
Casey’s General Stores, Inc.	292,700	12,220,225
Ralcorp Holdings, Inc.†	170,000	9,941,600
Ruddick Corp.	401,500	13,924,020

		36,085,845

Energy – 8.8%
Alpha Natural Resources, Inc.†	135,500	5,575,825
Cabot Oil & Gas Corp.	293,400	8,834,274
Carrizo Oil & Gas, Inc.†	534,000	12,783,960
Complete Production Services, Inc.†	270,000	5,521,500
Northern Oil and Gas, Inc.†	220,000	3,726,800
Penn Virginia Corp.	384,400	6,165,776
Petrohawk Energy Corp.†	444,110	7,167,936
PetroQuest Energy, Inc.†	1,304,190	7,942,517
Superior Energy Services, Inc.†	385,000	10,275,650

		67,994,238

	Number of Shares	Market Value (Note A)
Health Care – 6.7%
Amedisys, Inc.†	237,667	$5,656,475
Kinetic Concepts, Inc.†	325,000	11,888,500
Medicis Pharmaceutical Corp. Class A	300,000	8,895,000
PAREXEL International Corp.†	630,000	14,571,900
West Pharmaceutical Services, Inc.	316,100	10,845,391

		51,857,266

Industrial – 10.4%
Cascade Corp.	176,500	5,612,700
Chicago Bridge & Iron Co. N.V.†	618,500	15,122,325
Crane Co.	414,400	15,722,336
EnerSys†	509,000	12,709,730
MasTec, Inc.†	920,000	9,494,400
The Shaw Group, Inc.†	397,400	13,336,744
Terex Corp.†	379,000	8,686,680

		80,684,915

Insurance/Services – 1.1%
Selective Insurance Group, Inc.	505,200	8,229,708

REITs – 8.4%
AMB Property Corp.	300,000	7,941,000
Highwoods Properties, Inc.	265,000	8,604,550
Home Properties, Inc.	179,000	9,469,100
Medical Properties Trust, Inc.	1,187,000	12,036,180
Nationwide Health Properties, Inc.	355,000	13,727,850
SL Green Realty Corp.	208,000	13,172,640

		64,951,320

Retailing – 5.9%
Aaron’s, Inc.	674,250	12,439,912
The Gymboree Corp.†	259,200	10,767,168
Jos. A. Bank Clothiers, Inc.†	344,400	14,674,884
PetMed Express, Inc.	455,000	7,962,500

		45,844,464

Technology – 17.6%
Anixter International, Inc.†	236,700	12,779,433
Belden, Inc.	464,600	12,256,148
Blue Coat Systems, Inc.†	469,000	11,284,140
CACI International, Inc. Class A†	156,000	7,060,560
CommScope, Inc.†	488,000	11,585,120
ON Semiconductor Corp.†	1,445,800	10,424,218
Parametric Technology Corp.†	765,000	14,948,100
Quest Software, Inc.†	624,000	15,344,160
RF Micro Devices, Inc.†	1,752,000	10,757,280
Solera Holdings, Inc.	335,000	14,793,600
Syniverse Holdings, Inc.†	640,000	14,508,800

		135,741,559

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS September 30, 2010 (unaudited) (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note A)
Utilities – 7.3%
Avista Corp.	605,000	$12,632,400
EL Paso Electric Co.†	639,000	15,195,420
Portland General Electric Co.	325,000	6,591,000
Southwest Gas Corp.	450,000	15,115,500
Unisource Energy Corp.	200,000	6,686,000

		56,220,320

Total Common Stocks (Cost $625,576,693)		717,352,865

	Principal Amount
SHORT-TERM INVESTMENTS – 7.5%
PNC Bank Money Market Account 0.05%, due 10/01/10	$58,148,809	58,148,809

Total Short-Term Investments (Cost $58,148,809)		58,148,809

Total Investments — 100.3% (Cost $683,725,502*)		775,501,674
Liabilities in Excess of Other Assets — (0.3%)		(2,392,171)

NET ASSETS — 100.0%		$773,109,503

REIT – Real Estate Investment Trust

†	Non-income producing security
*	Aggregate cost is $683,725,502 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$135,389,203
Gross unrealized depreciation	(43,613,031)

Net unrealized appreciation	$91,776,172

See accompanying notes to Schedules of Investments.

NOTES TO SCHEDULES OF INVESTMENTS
September 30, 2010 (unaudited)

Note A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

Note B. Fair Value Measurements – Various inputs are used in determining the fair value of investments which are as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active

Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Fund’s net assets as of September 30, 2010 is as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
Level 1 - Quoted prices *	$64,529,495	$75,179,347	$775,501,674
Level 2 - Significant observable inputs	—	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total Market Value of Investments	$64,529,495	$75,179,347	$775,501,674

*	The breakdown of each Fund’s investments into major categories is disclosed in its Schedule of Investments.

During the nine month period ended September 30, 2010, the funds recognized no significant transfers to/from Level 1 or 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact on the Funds’ financial statements.

Note C. Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

NOTES TO SCHEDULES OF INVESTMENTS (continued)
September 30, 2010 (unaudited)

Note D. Tax Disclosure – No provision for federal income taxes is required since the Funds intend to continue to comply with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of September 30, 2010.

As of December 31, 2009, Multi-Cap Fund had net capital loss carryforwards for federal income tax purposes of $12,278,017, which are available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2017. Real Estate Fund had net capital loss carryforwards for federal income tax purposes of $4,828,255, which are available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2017. Small-Cap Value Fund had net capital loss carryforwards for federal income tax purposes of $2,615,472 and $16,735,188, which are available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2016 and 2017 respectively.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Multi-Cap Fund and Small-Cap Value Fund had deferred post-October capital losses of $1,869,045 and $14,747,791, respectively, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

For additional information regarding the accounting policies of the Funds, refer to the most recent financial statements in the N-CSR filings at www.sec.gov.

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information, (including past performance figures or any additional information on the Funds), and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726. Please visit our website at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. Ticker symbols for Multi-Cap Fund, Real Estate Fund and Small-Cap Value Fund are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of each Fund is $2,000 for shares purchased in non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent purchases of Fund shares in retirement accounts.

Redemption Fees

The Funds may assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds, in their discrection, are authorized to waive the redemption fee as set forth in the Funds’ Prospectus.

Dividends and Distributions

The Real Estate Fund has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Real Estate Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Real Estate Fund’s distributions to shareholders may be reclassified as a return of capital at the end of the fiscal year. Therefore, Forms 1099-DIV for the Real Estate Fund may not be available until March. The Multi-Cap Fund may declare and pay dividends, if any, from net investment income semi-annually. The Real Estate Fund may declare and pay dividends, if any, on a semi-annual basis, however it may declare and pay dividends more frequently. The Small-Cap Value Fund may declare and pay dividends, if any, from net investment income annually. Each Fund will make distributions from net realized gains, if any, once a year, but may make distributions on a more frequent basis so as to avoid incurring any Fund level income or excise taxes, or for other reasons. Any distribution paid necessarily reduces a Fund’s NAV per share by the amount of the distribution. Unless a shareholder elects to receive distributions in cash, distributions will be reinvested in additional shares of the appropriate Fund.

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may participate in the plan.

SHAREHOLDER INFORMATION (continued)

Systematic Cash Withdrawal Plan

Shares of a Fund may be automatically redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires a minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726, or by visiting the Funds’ website at www.strattonfunds.com.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts (including additional purchase or redemption requests) and other Fund services should call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Overnight Courier
Stratton Mutual Funds	Stratton Mutual Funds
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P. O. Box 9801	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence, including transaction requests, to the Advisor. Doing so may delay the processing of your account related request.

DIRECTORS

John A. Affleck, CFA
Bernard A. Francis, Jr.
Brian G. Peirce
Lois Rothenberger
Frank Thomas
H. Drake Williams, Jr.
Joel H. Wilson
Harold L. Zuber, Jr.

OFFICERS

John A. Affleck, CFA
Chairman
Stratton Mutual Funds

James A. Beers
President
Stratton Multi-Cap Fund
Stratton Real Estate Fund

Gerald M. Van Horn, CFA
President
Stratton Small-Cap Value Fund

Joanne E. Kuzma
Chief Compliance Officer

Patricia L. Sloan
Secretary & Treasurer

Brigid E. Hummel
Assistant Secretary &
Assistant Treasurer

Michelle A. Whalen
Assistant Secretary &
Assistant Treasurer

INVESTMENT ADVISOR

TRANSFER AGENT & DIVIDEND PAYING AGENT

BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406-1212
1-800-472-4266

CUSTODIAN BANK

PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809

Visit the Stratton Mutual Funds website at www.strattonfunds.com

STRATTON
MUTUAL FUNDS
Stability • Strategy • Success

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Stratton Multi-Cap Fund, Inc.

By (Signature and Title)*	/s/ John A. Affleck
John A. Affleck, Chief Executive Officer (principal executive officer)

Date 10/28/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John A. Affleck
John A. Affleck, Chief Executive Officer (principal executive officer)

Date 10/28/10

By (Signature and Title)*	/s/ James A. Beers
James A. Beers, Chief Financial Officer (principal financial officer)

Date 10/28/10

*	Print the name and title of each signing officer under his or her signature.